UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

PROS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareholders of PROS Holdings, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement relating to a proposed transaction involving the Company, Portofino Parent, LLC, a Delaware limited liability company (“Parent”), and Portofino Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), whereby the Company would become a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”) by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following:

1.	An email sent to all employees of the Company;

2.	A form of email sent to business partners;

3.	A form of email sent to customers;

4.	A form of email sent to analysts;

5.	An employee FAQ;

6.	Social media posts;

7.	A transaction communication toolkit for senior employees of the Company; and

8.	A transaction communication toolkit for customer-facing employees of the Company.

PROS Employee Email

Subject: A Strategic Update on Our Next Growth Stage

To: All PROS employees

From: Jeff Cotten

PROS Team,

Following last week’s announcement that we have agreed to be acquired by Thoma Bravo, a leading software investment firm, I am writing to share an important strategic update about the next steps in our growth journey following the closing of our transaction.

Earlier this morning, we announced that post-closing, Thoma Bravo intends to run PROS’ travel business as a standalone business and combine PROS’ B2B business with Thoma Bravo’s existing portfolio company Conga, which is a leader for AI-powered innovation in configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation. You can read the press release here.

This is a fantastic outcome that we believe truly sets our businesses and our employees up for long-term growth and success.

With PROS’ travel business as a standalone entity, it will be able to focus on its core strengths, seize unique market opportunities and grow with dedicated resources and expertise. We will be more agile, responsive and focused on customers’ needs while accelerating innovation and delivering even better solutions, helping our customers grow revenue in the highly competitive airline and travel industry.

Combining PROS B2B and Conga will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of their commercial operations. With Conga we will create the first integrated solution for configuring complex products, accelerating quoting and streamlining contracts – empowering our customers with AI-driven insights and control across their entire revenue process.

Following the completion of our transaction with Thoma Bravo, which we anticipate will occur in Q4 2025, the sale of the B2B business to Conga is expected to be finalized in Q1 2026. Until then, we remain separate companies and will continue to operate independently.

I understand that you will have questions about what this means and we are committed to communicating transparently. During today’s Town Hall at 8am CT, I’ll be joined by Thoma Bravo Executives and Dave Osborne, CEO of Conga, to share more about the strategic plan.

As with the transaction announcement, it’s possible that this news will generate increased interest in our company. As a reminder, if you are contacted by a member of the media, please do not respond. Forward all media inquiries to Amy Williams at awilliams@pros.com and inquiries from investors or analysts to Belinda Overdeput at ir@pros.com.

We are deeply grateful for your dedication and the passion you bring to PROS and our customers. This next stage of our growth would not have been possible without your hard work and belief in our mission.

Thank you again,

Jeff

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Business Partner Email – B2B

Subject: A Strategic Update on Our Next Growth Stage

To: Primary B2B Partner Contacts

From: Dan Sincavage

CC: Chris Knepper

Hi [insert name],

As a follow-up to our announcement last week that we have reached an agreement to be acquired by Thoma Bravo, a leading software investment firm, I wanted to share an exciting update about the plans for the company following the close of the transaction.

Earlier this morning, we announced that, post-closing, Thoma Bravo intends to run the travel business of PROS as a standalone business. PROS’ B2B business is intended to be combined with Thoma Bravo’s existing portfolio company Conga, a leader for AI-powered innovation in configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation, bringing to Conga PROS’ market-leading capabilities across price optimization, price management, CPQ, and rebate management. You can read the announcement from PROS and Thoma Bravo here and the announcement from Conga here.

This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

What This Means

Combining PROS B2B and Conga will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of the revenue lifecycle.

This strategic combination would be an industry-first fully integrated solution for configuring complex products, optimizing pricing, and accelerating contracting to post-quote processes – empowering businesses with AI-driven insights within and across all key commercial processes. It’s about enhancement, not replacement. We intend to maintain both the PROS and Conga platforms that customers know and trust and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

Why It Matters

B2B commerce is often hindered by siloed systems and fragmented processes across pricing, quoting, and contracting. This planned combination would directly address those pain points by unifying critical revenue functions into a single, AI-powered platform, enabling faster, more intelligent commercial execution leading to better customer experiences, revenue uplift, and improved margins.

What The Market Can Expect

•

Near-term: Following the closing, customers from both PROS and Conga will be able to benefit from complementary product capabilities such as PROS customers benefitting from Conga’s leading CLM and document automation, and Conga customers benefiting from PROS price optimization and rebate management.

•

Medium-term: Customers from both PROS and Conga can expect ongoing innovation and enhancements from the products they have come to know and love. Selecting, implementing, and adopting a complete set of commercial and revenue optimizing capabilities from the combined organization will feel seamless.

Timeline

Following the completion of our transaction with Thoma Bravo, which we anticipate will occur in Q4 2025, the sale of the B2B business to Conga is expected to be finalized in Q1 2026. Until then, we remain separate companies and will continue to operate independently.

Our partnership with you is vital to our success. We’re excited about the opportunities this strategic combination unlocks and remain committed to keeping you informed as we move through the next phases. Please don’t hesitate to reach out with any questions or if you’d like to discuss this further.

Best,

Dan

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search

Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly

Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Customer Email

Subject: A Strategic Update on Our Next Growth Stage

To: Primary Account Contacts

From: Jeff Cotten

Dear [insert name],

As a follow-up to our announcement last week that PROS has agreed to be acquired by Thoma Bravo, a leading software investment firm, I am writing with an important update about our strategic plans following the close of the transaction.

Earlier this morning, we announced that post-closing, Thoma Bravo intends to run the travel business of PROS as a standalone business. PROS’ B2B business is intended to be combined with Thoma Bravo’s existing portfolio company Conga, a leader for AI-powered innovation in configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation, bringing to Conga PROS’ market-leading capabilities across price optimization, price management, CPQ, and rebate management. You can read the announcement from PROS and Thoma Bravo here and the announcement from Conga here.

This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

As a standalone private company, PROS’ travel business will be more agile, responsive and focused on your needs. We will also benefit from Thoma Bravo’s deep software expertise, which we expect will allow us to accelerate innovation and deliver even better solutions, helping you grow revenue in the highly competitive airline and travel industry. We are excited for this next chapter and remain committed to providing you with the industry-leading technology and support you rely on.

Combining PROS’ B2B and Conga will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of your commercial operations. This strategic combination will create the first integrated solution for managing and optimizing price, configuring complex products, accelerating quoting and streamlining contracts and post-quote processes – empowering you with AI-driven insights and control across your entire revenue process.

Importantly, we are committed to ensuring that you continue to receive exceptional service without disruption. As Conga and PROS combine, we are jointly committed to strengthening and expanding the capabilities of both our existing solution sets. Our focus is on enhancement, not replacement. We intend to maintain both the PROS and Conga platforms that customers know and trust, and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

As a reminder, we expect to complete our transaction with Thoma Bravo in Q4 2025, and we remain a standalone public company until then. Looking ahead, the sale of our B2B business to Conga is expected to be finalized in Q1 2026, and we will continue to keep you informed as we move forward.

I am truly excited about PROS joining the Thoma Bravo portfolio and about the company’s future. With Thoma Bravo’s support, we are well-positioned to accelerate innovation and unlock new growth opportunities as we continue to lead the industry.

Please reach out to your CSM or Executive Sponsor if you have any questions regarding this announcement.

Thank you for your continued trust in us.

Jeff Cotten

President and Chief Executive Officer

PROS

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Strategic Plans Analyst Email

Subject: A Strategic Update on Our Next Growth Stage

To: Industry Analyst

From: John Bruno

Hi [first name],

As a follow-up to our announcement last week that we have reached an agreement to be acquired by Thoma Bravo, a leading software investment firm, I wanted to share an exciting update about the plans for the company following the close of the transaction.

Earlier this morning, we announced that, post-closing, Thoma Bravo intends to combine their existing portfolio company Conga, a leader for AI-powered innovation in configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation, with the B2B business of PROS, a leader in AI-powered price optimization and management, CPQ and rebate management. You can read the announcement from Thoma Bravo here and from Conga here.

What This Means

Combining PROS B2B and Conga will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of the revenue lifecycle.

This strategic combination would be an industry-first fully integrated solution for configuring complex products, optimizing pricing, and accelerating contracting to post-quote processes – empowering businesses with AI-driven insights within and across all key commercial processes. It’s about enhancement, not replacement.

Why It Matters

B2B commerce is often hindered by siloed systems and fragmented processes across pricing, quoting, and contracting. This planned combination would directly address those pain points by unifying critical revenue functions into a single, AI-powered platform, enabling faster, more intelligent commercial execution leading to better customer experiences, revenue uplift, and improved margins.

What The Market Can Expect

•

Near-term: Following the closing, customers from both PROS and Conga will be able to benefit from complementary product capabilities such as PROS customers benefiting from Conga’s leading CLM and document automation, and Conga customers benefiting from PROS price optimization and rebate management.

•

Medium-term: Customers from both PROS and Conga can expect ongoing innovation and enhancements from the products they have come to know and love. Selecting, implementing, and adopting a complete set of commercial and revenue optimizing capabilities from the combined organization will feel seamless.

Timeline

Following the completion of our transaction with Thoma Bravo, which we anticipate will occur in Q4 2025, the sale of the B2B business to Conga is expected to be finalized in Q1 2026. Until then, we remain separate companies and will continue to operate independently.

We’re excited about the opportunities this strategic combination unlocks and remain committed to keeping you informed as we move through the next phases. Please don’t hesitate to reach out with any questions or if you’d like to discuss this further.

Best,

John

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

Project Portofino – PROS Frequently Asked Questions

General

•	What was announced today October 1?

•	We announced that, post-closing, Thoma Bravo intends to run PROS’ travel business as a standalone business and combine PROS’ B2B business with Thoma Bravo’s existing portfolio company Conga.

•	Why were these plans not communicated when the transaction was first announced last week?

•	PROS and Thoma Bravo were focused last week on promptly announcing the transaction to the market.

•	The companies are now excited to announce the go-forward strategic plans for PROS post-close.

•	Why is PROS being split into two?

•

We believe that this structure will allow each of PROS’ businesses – travel and B2B – to focus on their core strengths and unique market opportunities, allowing the businesses to accelerate their growth with dedicated resources and expertise.

•	What does this mean for PROS as a company?

•	This transaction, and the separation of PROS’ two businesses, is all about positioning each business to thrive.

•	We are excited to have enhanced resources and opportunities to grow the business and expand what we can offer customers who rely on us.

Employees

•	What does this announcement mean for PROS employees?

•	Until Thoma Bravo’s acquisition of PROS closes, PROS remains a standalone public company, and it is business as usual.

•

Thoma Bravo is investing in PROS because it believes in our platform, our team and the opportunities ahead for our business. In fact, we expect this new chapter will create new opportunities for many of you.

•	We will provide updates as we have information to share.

•	Was selling PROS’ B2B business to Conga the plan from the beginning of our conversations with Thoma Bravo?

•	As with any transaction, the parties considered a variety of different structures throughout the process and have determined that this was the best course.

•	How will this affect our day-to-day work?

•	Until Thoma Bravo’s acquisition of PROS closes, PROS remains a standalone public company, and it is business as usual.

•	Following the close of the Thoma Bravo acquisition, Conga will acquire the PROS B2B business, and that transaction is expected to close in Q1 2026.

•	Until the Conga and PROS transaction completes, PROS will remain a unified company under Thoma Bravo’s ownership following the completion of the acquisition in Q4 2025.

•	PROS’ strategy and business priorities are unchanged, and it is important we all stay focused on executing our plan and delivering exceptional value to our customers.

•	What should I do if I am contacted by the media or shareholders / analysts about this announcement?

•	If you are contacted by a member of the media, please do not respond; instead, forward the inquiry to Amy Williams at awilliams@pros.com.

•	Inquiries from investors or analysts should be forwarded to Belinda Overdeput at ir@pros.com.

Customers

•	Will there be any changes to the products or services I use?

•	Until Thoma Bravo’s acquisition of PROS closes, expected in Q4 2025, PROS remains a standalone public company, and it is business as usual.

•	Following the close of the Thoma Bravo acquisition, Conga will acquire the PROS B2B business, and that transaction is expected to close in Q1 2026.

•	Following close of both transactions, PROS’ travel customers will continue to receive the same high-quality service and innovation.

•	As Conga and PROS combine, we are jointly committed to strengthening and expanding the capabilities of both our existing solution sets. Our focus is on enhancement, not replacement.

•

We intend to maintain both the PROS and Conga platforms that customers know and trust, and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

•	Who will be my point of contact going forward?

•	Your current account manager or customer support contact will remain unchanged for now.

•	Any changes in account management will be communicated directly and in advance.

•	Will my contract or pricing change?

•	Until Thoma Bravo’s acquisition of PROS closes, PROS remains a standalone public company, and it is business as usual.

•	If there are any changes in the future, customers will be notified well in advance.

•	What benefits will I see as a result of this transaction?

•	This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

•	PROS’ travel customers can expect continued investment in innovation and improved service offerings to help them streamline their pricing and selling systems to optimize revenue.

•

PROS’ B2B customers can expect, following closing of both transactions, access to a broader suite of innovative and complementary CLM, document management, order management and billing solutions as a result of the integration with Conga’s platform.

•	What happens in the case where a customer uses both B2B and Travel solutions (e.g. Air Cargo, Corporate Travel Sales)?

•	The Travel use cases will remain with PROS under Thoma Bravo and the B2B use cases will be under Conga + PROS when the respective transactions close.

•	Are Rental Car/T&L customers considered part of B2B or Travel?

•	B2B.

Media / Analysts

•	How does this new structure position PROS in the travel market?

•

By focusing on its core strengths and opportunities, and with Thoma Bravo’s support and expertise, PROS is well-positioned to realize its operational and go-to-market goals and fortify its position as a market leader in the travel sector.

•	What are the expected synergies between Conga and PROS’ B2B business?

•

The integration will combine the AI-powered and complementary innovations of both companies, offering customers a comprehensive platform for optimizing prices, managing revenue, contracts and business processes.

•	What is the timeline for the new structure and integration?

•

We anticipate closing of the take private transaction will occur in Q4 2025, and the sale of the B2B segment to Conga will occur in Q1 2026. Until then, it remains business as usual as the companies are separate and independent.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and

Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Strategic Plans Social Screenshots for Filing 10.1.2025

PROS – LinkedIn

PROS – X

Jeff Cotten LinkedIn

Nikki Brewer LinkedIn

PROS Strategic Plans Leader Toolkit

To: PROS Senior Leaders

From: Jenn Carmouche

Date: October 1, 2025

Subject: Leader Toolkit: Strategic Plans for PROS

CONFIDENTIAL: This guide is not for distribution. It is intended to help you prepare for conversations with customers and business partners regarding the announcement.

Overview

As a follow-up to our announcement last week that we have agreed to be acquired by Thoma Bravo, this morning we announced plans for PROS following the close of our transaction.

Thoma Bravo intends to run PROS travel as a standalone business and combine PROS B2B business with Thoma Bravo’s existing portfolio company, Conga, which is a provider of configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation solutions.

This is a fantastic outcome that will position both businesses and teams for long-term growth and success.

Your Role and Guidelines

As senior leaders at PROS, you will play an integral role in communicating with employees and other stakeholders about this announcement. To assist you in these discussions, we are providing you with the following materials:

•	A copy of the press release announcing the strategic plans;

•	A copy of the all-employee email;

•	Employee FAQ with key questions that we expect employees may have; and

•	Talking points to help you explain this news to your teams (below). These are for your verbal use only.

Communications Guidelines

As you familiarize yourself with these communications materials, it is important to keep in mind:

•

Adhere to approved materials. These materials have been approved by legal counsel, and some will be filed with the U.S. Securities and Exchange Commission (SEC). It is important that you do not add to or alter these materials or any other communications you may receive regarding the transaction. It is equally important that you do not create any new materials, as doing so may mean we need to file them with the SEC.

•

Emphasize that this is good news for PROS and our teams. As a standalone private company, PROS travel will be able to focus on its core strengths, seize unique market opportunities and grow with dedicated resources and expertise. For our B2B business, combining with Conga will unlock a broader, more powerful solution portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of their commercial operations.

•

Be sensitive to employees’ needs and listen to their concerns. As a leader, your team will look to you for information, guidance and reassurance. How you talk about the transaction will influence how employees and other stakeholders respond. Stay confident, positive and forward-looking and encourage your team to do the same.

•

It is business as usual. Until the transaction with Thoma Bravo closes, which we expect to occur in the fourth quarter of 2025, PROS remains an independent public company, and it is business as usual. There are no changes to how we support our customers or work with our business partners. Accordingly, please encourage your teams to remain focused on our business objectives and continue to do what we do best. Looking ahead, the sale of our B2B business to Conga is expected to be finalized in Q1 2026, and we will continue to keep you informed as we move forward.

•

It is important we direct requests for information to appropriate channels. This news may generate increased interest in our company. In line with our usual policy, please direct any inquiries you receive from the media to Amy Williams at awilliams@pros.com, and any inquiries from investors to Belinda Overdeput at ir@pros.com.

Responding to Employee Questions

Please reiterate to your teams that they can contact you if they have additional questions. As a reminder, there will likely be questions that we cannot yet answer. Please do not speculate; instead, use the following response:

“That’s a great question. It is early in the process, and I do not have all the answers today. We want to answer your questions as quickly and completely as possible. Let me get back you when I have the necessary information.”

Please escalate any questions you do not know how to answer to Jenn Carmouche at jcarmouche@pros.com so that we can track themes and keep FAQs updated.

Employee Talking Points

The following talking points are for your verbal use only. These are not for distribution to employees, customers, business partners or anyone outside of PROS.

What We Announced

•	We announced updates on plans for PROS following the close of our transaction with Thoma Bravo.

•

Thoma Bravo intends to run PROS travel as a standalone business and combine PROS B2B business with its existing portfolio company Conga, a leader for AI-powered innovation in CPQ, CLM and document automation.

•	This is a fantastic outcome that we believe truly sets our businesses and our employees up for long-term growth and success.

PROS Travel Business

•	As a standalone private company, PROS’ travel business will be able to focus on our core strengths, seize unique market opportunities and grow with dedicated resources and expertise.

•

With Thoma Bravo’s deep software expertise, we will be more agile, responsive and focused on customers’ needs while accelerating innovation and delivering even better solutions that will help customers grow revenue and better compete in the airline and travel industry.

PROS B2B Business

•	We are excited to bring our market-leading capabilities across price optimization, price management, CPQ, and rebate management to Conga.

•	Together, we will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of your commercial operations.

•	With Conga, we are creating the first integrated solution for managing and optimizing price, configuring complex products, accelerating quoting and streamlining contracts and post-quote processes.

•	Our integrated solution will empower customers with AI-driven insights and control across their entire revenue process.

•	As Conga and PROS combine, we are jointly committed to strengthening and expanding the capabilities of both our existing solution sets. Our focus is on enhancement, not replacement.

•

We intend to maintain both the PROS and Conga platforms that customers know and trust and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

What This Means for Employees and Next Steps

•	We expect that this strategic plan will set both of our businesses and our employees up for long-term growth and success.

•	In terms of next steps, the transaction with Thoma Bravo is expected to close in Q4 2025. Until the transaction closes, we remain a standalone public company.

•	Following the close, the combination of PROS’ B2B business with Conga is expected to be finalized in Q1 2026. Until this transaction closes, we remain independent from Conga.

•	Nothing changes today, and our focus remains the same: executing our plan and delivering exceptional value to our customers.

•

We understand that you will have questions about what this means, and while there are still details to be finalized, we are committed to communicating transparently and keeping you informed as we move forward.

Closing

•	Thank you for the dedication and passion you bring to PROS and our customers.

•	This next stage of our growth would not have been possible without your hard work and belief in our mission.

•	If you have any additional questions, please reach out to [me / your manager].

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Customer/Partner Toolkit

To: PROS CSM/Sales/Partners Facing Employees

From: Amy Williams

Date: October 1, 2025

Subject: Customer Communications Toolkit: Strategic Plans for PROS

CONFIDENTIAL: This guide is not for distribution. It is intended to help you prepare for conversations with customers and business partners regarding the announcement.

Overview

As a follow-up to our announcement last week that we have agreed to be acquired by Thoma Bravo, this morning we announced plans for PROS following the close of our transaction.

Thoma Bravo intends to run PROS travel as a standalone business. Our B2B business is intended to be combined with another Thoma Bravo’s existing portfolio company, Conga, which is a provider of configure, price, quote (CPQ), contract lifecycle management (CLM) and document automation.

This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

Your Role and Guidelines:

You will play an important role in communicating with our customers and business partners about this announcement and what it means for them. To assist you in these discussions, we are providing you with the following materials:

•	A copy of the press release announcing the strategic plans;

•	A copy of the customer email; and

•	Talking points and Q&A (below) to guide your discussions with our customers and business partners. These are for your verbal use only.

Communications Guidelines

As you familiarize yourself with these communications materials, please keep in mind:

•

Adhere to approved materials. These materials have been approved by legal counsel and some will be filed with the U.S. Securities and Exchange Commission (SEC). It is important that you do not add to or alter these materials or any other communications you may receive regarding the transaction. It is equally important that you do not create any new materials, as doing so may mean we need to file them with the SEC.

•

Emphasize that this is good news for PROS’ customers and business partners. As a standalone private company, PROS travel will be able to focus on its core strengths, seize unique market opportunities and grow with dedicated resources and expertise. For our B2B business, combining with Conga will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of their commercial operations.

•

It is business as usual. Until the transaction closes with Thoma Bravo, which we expect to occur in the fourth quarter of 2025, PROS remains an independent public company and it is business as usual. There are no changes to how we support our customers or work with our business partners. Looking ahead, the sale of our B2B business to Conga is expected to be finalized in Q1 2026, and we will continue to keep you informed as we move forward.

•

Don’t speculate. Be responsive to customers’ questions, but do not speculate. There are still decisions to be made and answers that we do not have at this stage, and it is ok to acknowledge that. In the event you do not know an answer, please use the following response:

“Thanks for the question. It’s early in the process, and I don’t have all the answers today. I will get back to you as soon as I can.”

•

It is important we direct requests for information to appropriate channels. This news may continue to generate increased interest in our company. In line with our usual policy, please direct any inquiries you receive from the media to Amy Williams at awilliams@pros.com and any inquiries from investors to Belinda Overdeput at ir@pros.com.

Talking Points

The following talking points are for your verbal use only. These are not for distribution to customers, business partners or anyone outside of PROS.

What We Announced

•	[Thanks for reaching out / Thanks for taking the time to speak with me today].

•	As a follow-up to our announcement last week that PROS has agreed to be acquired by Thoma Bravo, we announced plans for PROS following the transaction close.

•	Thoma Bravo intends to operate PROS’ travel as a standalone business.

•	PROS’ B2B business is intended to be combined with Thoma Bravo’s existing portfolio company Conga, a provider of CPQ, CLM and document automation.

•	This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

What Does This Means for Customers / Business Partners

•	[If customers: As a customer, this strategic plan sets our businesses up to accelerate the value we deliver to you.]

•	[If business partners: Our partnership with you is vital to our success and we look forward to building on our relationship for many years to come.]

PROS Travel Business

•	As a standalone private company, PROS’ travel business will be more agile, responsive and focused on customer needs.

•

With Thoma Bravo’s deep software expertise, we believe we will be well-positioned to accelerate innovation and deliver even better solutions that will help customers grow revenue and better compete in the airline and travel industry.

•	This is an exciting new chapter, and we remain committed to providing our customers with the same industry-leading technology and support they’ve come to expect.

PROS B2B Business

•	On the B2B side, we are excited to bring our market-leading capabilities across price optimization, price management, CPQ, and rebate management to Conga.

•	Together, we will unlock a broader, more powerful product portfolio that expands on the offerings we can deliver to customers and drives greater value across every stage of your commercial operations.

•	This combination creates the first integrated solution for managing and optimizing price, configuring complex products, accelerating quoting and streamlining contracts and post-quote processes.

•	Our integrated solution will empower customers with AI-driven insights and control across their entire revenue process.

•	Importantly, we are committed to ensuring that customers continue to receive exceptional service without disruption.

•	As Conga and PROS combine, we are jointly committed to strengthening and expanding the capabilities of both our existing solution sets. Our focus is on enhancement, not replacement.

•

We intend to maintain both the PROS and Conga platforms that customers know and trust, and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

Next Steps

•	In terms of next steps, the transaction with Thoma Bravo is expected to close in Q4 2025, and until then, we remain a standalone public company.

•	Following the close, the combination of PROS’ B2B business with Conga is expected to be finalized in Q1 2026. Until this transaction closes, we remain independent from Conga.

•	While there are still details to be finalized, we will continue to keep you informed as we move forward.

•	Thank you for your continued [trust in us / partnership].

Customer Q&A

The following Q&A are for your verbal use only. These are not for distribution to customers, business partners or anyone outside of PROS.

•	Will there be any changes to the products or services I use?

•	Until Thoma Bravo’s acquisition of PROS closes, expected in Q4 2025, PROS remains a standalone public company, and it is business as usual.

•	Following the close of the Thoma Bravo acquisition, Conga will acquire the PROS B2B business, and that transaction is expected to close in Q1 2026.

•	Following close of both transactions, PROS’ travel customers will continue to receive the same high-quality service and innovation.

•	As Conga and PROS combine, we are jointly committed to strengthening and expanding the capabilities of both our existing solution sets. Our focus is on enhancement, not replacement.

•

We intend to maintain both the PROS and Conga platforms that customers know and trust, and will be investing to make each solution more powerful by integrating complementary capabilities from both organizations.

•	Who will be my point of contact going forward?

•	Your current account manager or customer support contact will remain unchanged for now.

•	Any changes in account management will be communicated directly and in advance.

•	Will my contract or pricing change?

•	Until Thoma Bravo’s acquisition of PROS closes, PROS remains a standalone public company, and it is business as usual.

•	If there are any changes in the future, customers will be notified well in advance.

•	What benefits will I see as a result of this transaction?

•	This strategic plan will enable PROS to better serve customers through deep domain expertise and accelerate growth with focused innovation across both the B2B and travel sectors.

•	PROS’ travel customers can expect continued investment in innovation and improved service offerings to help them streamline their pricing and selling systems to optimize revenue.

•

PROS’ B2B customers can expect, following closing of both transactions, access to a broader suite of innovative and complementary CLM, document management, order management and billing solutions as a result of the integration with Conga’s platform.

•	What happens in the case where a customer uses both B2B and Travel solutions (e.g. Air Cargo, Corporate Travel Sales)?

•	The Travel use cases will remain with PROS under Thoma Bravo and the B2B use cases will be under Conga + PROS when the respective transactions close.

•	Are Rental Car/T&L customers considered part of B2B or Travel?

•	B2B.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities.